Supplement dated November 15, 2001
                       to Prospectus dated October 1, 2001

   Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts

                                    issued by

                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


         This supplement should be attached to your copy of the prospectus for the flexible payment deferred combination fixed and variable annuity contract.

1. Effective as of the date of this supplement, the 1 and 2 year Guarantee Periods of the Fixed Account are not available for transfers or as renewal options.

2. The following replaces the 3rd paragraph under "3. HOW DO I PURCHASE A CONTRACT? - INVESTMENT CREDITS" in the prospectus:

         The crediting of the Investment Credit for the initial purchase payment, and for any purchase payments made during the Free Look Period will be made 30 days after the Contract Date.

3.   We reserve the right to refuse any initial or additional purchase payment.



SPSUPP135 11/01